EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Commerce Planet, Inc., a Utah corporation (the
"Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:

The quarterly report for the quarter ended June 30, 2006 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 2,  2006


/s/  Michael  Hill
--------------------
Michael  Hill
Chief  Executive  Officer



Dated:  August 2,  2006


/s/  David Foucar
----------------------------
David Foucar
Chief  Financial  Officer